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                                                                    Exhibit 99.2

                        CERTIFICATION OF PERIODIC REPORT

I, R. Lawrence Montgomery, Chief Executive Officer of Kohl's Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that on the date of this Certification:

1. the Quarterly Report on Form 10-Q of the Company for the quarterly period ended August 3, 2002 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

3. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 13, 2002


                                                    /s/ R. Lawrence Montgomery
                                                    ----------------------------
                                                    R. Lawrence Montgomery
                                                    Chief Executive Officer